UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

____________________

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

FORTRESS BIOTECH, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 17, 2020. FORTRESS BIOTECH, INC. ATTN: ROBYN HUNTER 2 GANSEVOORT STREET 9TH FLOOR NEW YORK, NEW YORK 10014 Meeting Information Meeting Type: Annual Meeting For holders as of: April 20, 2020 Date: June 17, 2020 Time: 10:00 AM EDT Location*: Alston & Bird LLP 90 Park Avenue, 15th Floor New York, New York 10016 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. *Depending on concerns about the coronavirus or COVID-19, we might hold a Virtual Annual Meeting instead of holding the meeting in New York. The Company would publicly announce a determination to hold a Virtual Annual Meeting in a press release available at https://www.fortressbiotech.com/investors as soon as practicable before the meeting. In that event, the 2020 Annual Meeting of Stockholders would be conducted solely virtually, at the above date and time, via live audio webcast. You or your proxyholder could participate, vote and examine our stocklist at the Virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/FBIO2020 and using your 16-digit control number, but only if the meeting is not held in New York. See the reverse side of this notice to obtain proxy materials and voting instructions. D10126-P38347

Before You Vote How to Access the Proxy Materials Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 3, 2020 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. 1. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT 2. 2019 ANNUAL REPORT 3. ANNUAL REPORT ON FORM 10-K XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D10127-P38347

Voting Items 4. An amendment to the Company’s 2013 Stock Incentive Plan, as amended, to increase the number of shares of the Company’s Common Stock issuable thereunder to 13,000,000 shares. 5. Ratification of the appointment of BDO USA, LLP as Fortress Biotech, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2020. 3. An amendment to the Amended and Restated Certificate of Incorporation of the Company, as amended, to increase the frequency of the dividend payment on the Company’s Series A Perpetual Preferred Stock from quarterly to monthly. 2. An amendment to the Amended and Restated Certificate of Incorporation of Fortress Biotech, Inc. (the “Company”), as amended, to increase the number of authorized shares of the Company’s Common Stock to 150,000,000 shares. Nominees: The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR Proposals 2, 3, 4 and 5: 1. Election of Directors NOTE: In its discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3, 4 and 5. 01) Lindsay A. Rosenwald, M.D. 02) Michael S. Weiss 03) Jimmie Harvey, Jr., M.D. 04) Malcolm Hoenlein 05) Dov Klein, CPA 06) J. Jay Lobell 07) Eric K. Rowinsky, M.D. 08) Kevin L. Lorenz, J.D. D10128-P38347